Finance costs (Details) - USD ($) $ in Millions	3 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Finance costs.
Interest expenses - third party borrowings	$ 69.6	$ 67.2
Fair value loss on non-deliverable forwards	13.0
Interest and finance charges for lease liabilities	11.6	8.9
Fair value loss on embedded options	6.2
Interest expenses - withholding tax paid on interest	4.6	8.6
Net foreign exchange loss arising from financing - realized	2.7	5.4
Fees on borrowings and financial derivatives	1.7	1.6
Unwinding of discount on decommissioning liability	1.3	1.4
Finance costs	$ 110.7	$ 93.1	[1]

[1]	The results for the three months ended March 31, 2025 have been re-presented to reflect that the results of the Latam segment are now reported as a discontinued operation. See note 20.1 for more information.